Exhibit 10.1

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT ("Agreement") dated as of February 23, 2004, by and between TOTAL IDENTITY SYSTEMS CORP., a New York corporation (the "Company"), TOTAL IDENTITY CORP., a Florida corporation (the "Purchaser") and ROBERT DAVID, an individual resident of the State of New York ("David").

                              W I T N E S S E T H:

         WHEREAS, the parties are all of the parties to a Stock Purchase Agreement dated October 13, 2003 (the "Original Agreement"); and

         WHEREAS,  a dispute  has arisen  between  the  parties to the  Original
Agreement  as  to  alleged   breaches,   non-performance,   interpretation   and
indemnification obligations thereunder (the "Disputed Items"); and

         WHEREAS, the parties desire to settle the Disputed Items and amend the Original Agreement upon the terms and conditions set forth herein

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.2 of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "Section 1.2 Purchase Price. The purchase price for the Common Shares shall be the sum of $700,000 (the "Purchase Price"), of which
         (a) $150,000 has been paid, the receipt of which is hereby acknowledged by the Company and David and (b) $75,000 of which shall be allocated as a credit to the Purchaser for its expenses in connection with a financing to benefit the Company. The $475,000 balance of the Purchase Price shall be paid in five equal monthly installments, each in the amount of $95,000, with the first installment being due and payable on March 8, 2004, and on or before the same day of each month thereafter until the $475,000 balance has been paid. The $475,000 balance of the Purchase Price shall be used by the Company to reduce trade payables and other indebtedness of the Company (other than indebtedness to the Purchaser), and, thereafter, for working capital. The parties agree that until such time as the Purchase Price has been paid in full, (y) for so long as either Dan Cass ("Cass") or Chuck Finzer ("Finzer") are employed by the Company, all expenditures by the Company shall require the dual signatures of Cass or Finzer, on the one hand, and the chief executive officer of Purchaser or his designee, on the other hand and
         (z) Purchaser shall provide David with documentary proof of the making of each installment payment required by this Section, which proof shall be deemed satisfied by providing a copy of the deposit slip or wire transfer to the Company's account."

         2. The representations and warranties contained in Section 2.1 of the Original Agreement are hereby qualified, as of the date hereof, to the extent disclosed on the Schedule of Exceptions attached hereto as Schedule A and incorporated by reference herein ("Schedule of Exceptions").

         3. Section 2.1(g) of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "(g) Statement of Liabilities. The Statement of Liabilities attached to this Agreement as Schedule B reflects the categories of liabilities to which the Company was subject as of October 31, 2003. There are no categories of liabilities of the Company, absolute or contingent, incurred prior to October 13, 2003, except as set forth on the Statement of Liabilities. The Company and David represent and warrant to the Purchaser that there were no asserted or threatened customer warranty claims and/or product liability claims against the Company as of October 13, 2003."

         4. Section 2.2(e) of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "(e) Information. The Purchaser acknowledges that it has been furnished with all materials relating to the business, finances and operations of the Company that have been requested and materials relating to the offer and sale of the Common Shares which have been requested by the Purchaser. Further, the Purchaser has, since October 13, 2003, the date of the Original Agreement, assumed responsibility for the day-to-day operations and finances of the Company. Therefore, Purchaser acknowledges that it has not relied upon any representations and warranties other than those contained in the Original Agreement, as amended by Amendment No. 1 to the Original Agreement. The Purchaser understands that its purchase of the Common Shares involves a high degree of risk. The Purchaser has obtained such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Shares."

         5. Section 3.2(h) of the Original Agreement is hereby deleted in its entirety and, upon execution of this Agreement, David shall deliver to the Company a Bill of Sale conveying to the Company good and marketable title to the equipment described on the Schedule of Equipment attached hereto as Schedule C, free and clear of all liens, charges, encumbrances and security interests, subject however to the security interest of M&T Bank; and, as consideration for the delivery of such Bill of Sale, the Company hereby assumes the payment obligation to M&T Bank for such equipment to the extent of $178,000.

         6. Section 6.1(a) of the Original Agreement is hereby deleted in its entirety and the following is inserted in its place and stead:

                  "Section 6.1 Indemnification by the Company and David. The Company and David, jointly and severally, hereby indemnify and hold the Purchaser harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses, including reasonable attorneys fees, incurred by the Purchaser and arising out of (a) the breach of any representation or warranty of the Company and/or David hereunder, after giving effect to the information disclosed on the Schedule of Exceptions, (b) the Company's failure to perform any covenant or obligation required to be performed by it hereunder, and/or
         (c) categories of liabilities or obligations of the Company not disclosed on the Statement of Liabilities."



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

         7. Section 6.4 of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "Section 6.4 Limitations. The obligations of the parties to provide indemnification under this Agreement shall be subject to the following limitations:

                  (a) No claim for indemnification shall be asserted by a party unless the amount of the claim for which indemnification is being sought exceeds $10,000; and

                  (b) No claim for indemnification may be sought by a party after six months from the date hereof."

         8. Section 7.1 of the Original Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead:

                  "Section 7.1 Governing Law; Arbitration. This agreement shall be governed by and interpreted in accordance with the laws of the state of Florida without regard to the principles of conflict of laws. Each of the parties irrevocably and unconditionally agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA"). The arbitration shall take place at such location as the AAA determines, and shall be heard by three arbitrators selected in accordance with AAA Rules of Commercial Arbitration. The Arbitrators shall render a reasoned award and such award shall be signed and dated. Any witness residing outside of the state in which the arbitration is heard may testify by affidavit, and such affidavit shall be admissible at any arbitration hearing. The decision of the arbitrators shall be final and binding upon the parties, and the arbitration award may be entered in any court of competent jurisdiction. Initially, each of the parties shall pay one-half of the fees of the AAA (other than filing fees), including without limitation hearing and arbitrators' fees, and the parties' obligation to pay such fees shall be enforceable in any court of competent jurisdiction. The parties to any arbitration hereunder agree to submit for determination by the arbitrators, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party."

         9. Section 7.6 of the Original Agreement is hereby deleted in its entirety and the following is inserted in its place and stead:



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

                  "Section 7.6 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by courier, mail or hand delivery, and will be deemed to have been delivered upon receipt. The addresses for such communications shall be:

                  If to the Purchaser:

                           Total Identity Corp.
                           2340 Brighton-Henrietta Town Line Road
                           Rochester, New York 14623
                           Telephone:       (585) 427-9050
                           Attention:       Philip Mistretta

                  With a copy to:

                           Schneider Weinberger LLP
                           Suite 108
                           2499 Glades Road
                           Boca Raton, Florida 33431
                           Telephone:       (561) 362-9595

                           Attention:       Steven I. Weinberger, Esq.

                  If to the Company:

                           Total Identity Systems Corp.
                           2340 Brighton-Henrietta Town Line Road
                           Rochester, New York 14623
                           Telephone:       (585) 427-9050
                           Attention:       Philip Mistretta

                  With a copy to:

                           Trevett, Lenweaver & Salzer, P.C.
                           2 State Street, Suite 1000
                           Rochester, New York 14614
                           Telephone:       (585) 454-2181
                           Attention:       Kenneth Bersani, Esq.

                  If to David:

                           Robert David
                           3006 East Avenue
                           Rochester, New York 14610

                           Telephone:       (585) 383-0977

                  With a copy to:

                           Shapiro, Rosenbaum, Liebschutz & Nelson, LLP
                           1100 Crossroads Building
                           Two State Street
                           Rochester, New York 14614
                           Telephone:       (585) 232-2282
                           Attention:       Warren B. Rosenbaum, Esq.




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

         Each party shall provide three days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, or (B) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service or receipt from a nationally recognized overnight delivery service."

         10. Contemporaneously herewith (a) the lease described in Section 3.1(e) of the Original Agreement is being modified by the parties thereto, (b) the Stock Purchase Agreement referred to in Sections 3.1(f) and 3.2(e) of the Original Agreement, and the promissory note and pledge agreement referred to therein and executed in connection therewith, are being modified by the parties thereto, (c) the employment agreement with David referred to in Sections 3.1(g) and 3.2(f) of the Original Agreement is being terminated and the parties thereto are entering into a consulting agreement (the "David Consulting Agreement;" and the agreements and transactions referred to in subsections (a) through (c) of this Section being collectively referred to as the "Other Agreements"), and (d) the parties hereto are entering into mutual releases, releasing each other from all claims and obligations, including the Disputed Items, except as otherwise provided in this Agreement and the Other Agreements.

         11. Purchaser covenants and agrees that on or prior to the end of the term of the David Consulting Agreement, or the earlier termination date of the David Consulting Agreement if it is terminated by the Company without cause (as such term is defined in the David Consulting Agreement), Purchaser shall take such action as may be necessary, to pay, cause the payment of, replace, or otherwise with respect to the Company's indebtedness ("Institutional Indebtedness") to the US Small Business Administration ("SBA"), Mercantile Bank and M&T Bank ("Institutions"), such that (a) David and Irma David shall have no further personal liability for the Company's indebtedness to such institutions and (b) any collateral pledged by David and/or Irma David solely to secure the Institutional Indebtedness shall be released to David and/or Irma David, as the case may be.

         12. In addition to Purchaser's obligation under Section 11, above, in the event that one or more of the Institutions declares the Company to be in default under Institutional Indebtedness due to (a) consummation of the transactions contemplated by the Original Agreement without the consent of an Institution or (b) due to any other default by the Company occurring subsequent to October 13, 2003, then in either such event, Purchaser shall take such action as may be necessary, to pay, cause the payment of, replace, or otherwise with respect to the Institutional Indebtedness such that (y) David shall have no further personal liability for the Company's indebtedness to such Institution(s) and (z) any collateral pledged by David and/or Irma David solely to secure such Institutional Indebtedness shall be released to David; provided, however, that the Purchaser's obligations under Section 12(b) shall not apply to the extent that an Institution alleges a default by the Company triggered by the acts or omissions of Robert David, Irma David, RJD Leasing Corp., 2340 Brighton-Henrietta Corp. and/or any of their respective affiliates (collectively, the "David Affiliates").



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

         13. Without intending to limit or qualify Purchaser's obligations in the immediately preceding Sections, Purchaser also covenants and agrees that, in its capacity as shareholder of the Company, it (a) will take such action as is reasonably necessary in order to perform its obligations under the preceding Section, including without limitation, voting its shares of the Company so as to do so, and (b) will not act in a manner that would prevent or impair the Company to perform its obligations to the Institutions.

         14. David, on his behalf and on behalf of the David Affiliates, hereby covenants and agrees that he and they (a) will take such action as is reasonably necessary in order to cause each of them to perform their respective obligations to the Institutions, including without limitation, voting shares of any corporate David Affiliate to do so, and (b) will not act in a manner that could cause the Company to default under any Institutional Indebtedness or prevent the Company from performing any of its obligations to the Institutions; provided, however, that nothing herein contained shall require David or the David Affiliates to amend, waive, release, defer, subordinate or relinquish any rights set forth in the Original Agreement, as modified by the terms of this Agreement, the Other Agreements, and a certain Lease and Amended Lease for the business premises of the Company executed contemporaneously herewith, in order to comply with this Section 14.

         15. Purchaser shall, to the extent required by the SBA, guarantee the Company's obligation to pay 10% of its "pre-tax profits" to the SBA.

         16. Each of the parties hereby agrees that its covenants and agreements under this Agreement shall be within the scope of the indemnification provisions of Sections 6.1(a) and 6.2(b) of the Original Agreement, as the case may be.

         17. It is understood and agreed that David is a party to this Agreement and the Original Agreement as well as an intended beneficiary thereof and has the power and standing to seek enforcement of this Agreement and of the Original Agreement as modified hereby.

         18. Except as modified hereby, the Original Agreement shall remain in full force and effect.



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

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed as of the date and year first above written.

                                           TOTAL IDENTITY CORP., a Florida
                                           corporation

                                           By: /s/ Philip C. Mistretta
                                               --------------------------------
                                               Philip C. Mistretta, President


                                           TOTAL IDENTITY SYSTEMS CORP., a
                                           New York corporation

                                           By: /s/ Philip C. Mistretta
                                               --------------------------------
                                               Philip C. Mistretta, Chairman and
                                               Chief Executive Officer

                                           /s/ Robert David
                                           ------------------------------------
                                           Robert David


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